EXHIBIT 10(g)

                                   UST CORP.






                         EXECUTIVE POLICY COMMITTEE PLAN






                                                                   January, 1997




                                TABLE OF CONTENTS
ARTICLE I - NAME, PURPOSE AND EFFECTIVE DATE                               PAGE

         1.01 Name and Purpose                                               1
         1.02 Effective Date                                                 1

ARTICLE II - DEFINITIONS

         2.01     Accrued Benefit                                            2
         2.02     Actuarial Equivalent                                       2
         2.03     Board                                                      2
         2.04     Change of Control                                          2
         2.05     Code                                                       2
         2.06     Committee                                                  2
         2.07     Compensation                                               2
         2.08     Credited Service                                           2
         2.09     Deferred Retirement Date                                   3
         2.10     Early Retirement Date                                      3
         2.11     Effective Date                                             3
         2.12     Employee                                                   3
         2.13     Employer                                                   3
         2.14     Final Average Compensation                                 3
         2.15     Normal Retirement Date                                     3
         2.16     Participant                                                3
         2.17     Plan                                                       3
         2.18     Qualified Plan                                             3
         2.19     Qualified Plan Benefit                                     3
         2.20     Social Security Benefit                                    3
         2.21     Social Security Relirement Age                             4
         2.22     Supplemental Plan                                          4
         2.23     Supplemental Plan Benefit                                  4

ARTICLE III - NORMAL AND DEFERRED RETIREMENT BENEFITS

         3.01     Benefit Upon Normal Retirement                             5
         3.02     Benefit Upon Deferred Retirement                           5

ARTICLE IV - EARLY RETIREMENT BENEFITS

         4.01     Benefit Upon Early Retirement                              6
         4.02     Amount of Early Retirement Benefit                         6
         4.03     Commencement Date                                          6







ARTICLE V - DEATH BENEFITS

         5.01     Death of a Participant Prior to Commencement Date         7
         5.02     Death of a Participant After Commencement Date            7

ARTICLE VI - DISABILITY

         6.01     Disability Defined                                        8
         6.02     Disability Benefits                                       8

ARTICLE VII - FORM OF PAYMENT

         7.01     Unmarried Participants                                    9
         7.02     Married Participants                                      9

ARTICLE VIII - FUNDING

         8.01     Funding                                                  10

ARTICLE IX - ADMINISTRATION

         9.01     Duties of the Committee                                  11
         9.02     Finality of Decisions                                    11
         9.03     Expenses of Administration                               11

ARTICLE X - MISCELLANEOUS

         10.01    Non-Guarantee of Employment                              12
         10.02    Rights under Plan                                        12
         10.03    Amendments/Termination                                   12
         10.04    Nonassignability                                         12
         10.05    Claims Procedure                                         12
         10.06    Entire Agreement: Successors                             13
         10.07    Change of Control                                        13
         10.08    Successor Employer                                       13
         10.09    Forfeiture                                               13
         10.10    Governing Law                                            14



                                   ARTICLE I

                        NAME, PURPOSE AND EFFECTIVE DATE

1.01 NAME AND PURPOSE

     The plan set forth herein shall be known as the UST Corp. Executive Policy Committee Plan (the "Plan"). The Plan, which is unfunded, was established, and shall be maintained, solely for the purpose of providing deferred compensation to a select group of management or highly compensated employees within the meaning of Sections 201(2), 301(a), and 401(a)(1) of the Employee Retirement Income Security Act of 1974, as amended, and shall be administered in a manner consistent with that intent. The plan is sponsored by UST Corp.

1.02 EFFECTIVE DATE

     The Plan's effective date is January 1, 1997. This Plan shall apply to Participants who retire or whose employment with the Employer terminates on or after January 1, 1997.

                                   ARTICLE II
                                   DEFINITIONS

When used herein, the following terms shall have the following meanings unless a different meaning is clearly required by the context of the Plan:

2.01 "Accrued Benefit" shall mean a monthly benefit payable in the normal form of annuity commencing on the Participant's Normal Retirement Date, or Deferred Retirement Date if applicable, which is equal to an amount calculated in accordance with Section 3.01.

2.02 "Actuarial Equivalent" means a benefit of equivalent actuarial value, using the actuarial assumptions set forth in the Qualified Plan.

2.03      "Board" or "Board of  Directors"  means the Board of  Directors of UST
          Corp.

2.04 "Change of Control" shall mean a Change of Control as that term is defined in the Employer's Stock Compensation Plan.

2.05      "Code" means the Internal Revenue Code of 1986, as amended.

2.06 "Committee" means the committee designated by the Board of Directors to administer the Plan.

2.07 "Compensation," with respect to any calendar year in which the Participant earns Credited Service, shall mean the Participant's base pay, bonuses and commissions. For purposes of determining compensation for a calendar year, payments made under a bonus plan shall be attributed to the year earned. Compensation shall not include:

          (a) amounts payable under any long-term incentive plan,
          (b) insurance premiums or benefits,
          (c) relocation expenses, or
          (d) special contractual agreements not deemed to be part of a Participant's usual compensation.


2.08 "Credited Service" shall mean the Participant's period of employment with the Employer, measured in years and months. One month of Credited Service is earned in each calendar month that the Participant is employed for one or more days.

2.09 "Deferred Retirement Date" shall mean a Participant's actual retirement date, if the Participant remains in active service after his Normal Retirement Date.

2.10 "Early Retirement Date" shall mean the date on which a Participant retires from the employ of the Employer, if such date is before the date the Participant reaches Normal Retirement Date yet after the date the Participant has attained age 55 and has completed 5 years of Credited Service.

2.11      "Effective Date" of the Plan shall be January 1, 1997.

2.12      "Employee" means any person employed by the Employer.

2.13 "Employer" means UST Corp. and any subsidiary and/or affiliated corporation which has adopted this Plan.

2.14 "Final Average Compensation" shall mean Compensation averaged over the 5 consecutive calendar years within the last 10 years of Credited Service immediately preceding his termination date which produce the highest such average. If an Employee has Compensation in fewer than 5 complete consecutive calendar years, Compensation shall be averaged over the total number of complete consecutive calendar years, unless using a partial calendar year as a complete calendar year would increase the average.

2.15 "Normal Retirement Date" shall mean the first day of the month coincident with or next following the date a Participant has attained age 62 and completed 5 years of Credited Service.

2.16 "Participant" means any Employee or former Employee who is a member of the Executive Policy Committee, excluding Domenic Colassaco.

2.17      "Plan" means the UST Corp. Executive Policy Committee Plan.

2.18      "Qualified Plan" means the UST Corp. Pension Plan.

2.19 "Qualified Plan Benefit" shall mean the annual amount of pension benefit under the Qualified Plan assuming:

          (a) payments commence on the first of the month coincident with or next following actual retirement under this Plan and

          (b)  payments are in the form of a single life annuity.

2.20 "Social Security Benefit" shall mean the annual Primary Insurance Amount, which reflects any reduction for commencement prior to a Participant's Social Security Retirement Age or any delayed retirement credit for commencement after his Social Security Retirement Age, as determined under the Social Security Act in effect on the January 1 preceding the date benefits commence (or such other date specified by
         the  Plan),  and  based  upon  the  following   assumptions:

         (a) the Participant had no earnings during the calendar year which includes the date his employment with the Employer terminates, or in any subsequent calendar year;

         (b) the Participant's earnings in each prior year are equal to the maximum amount of wages subject to old age survivor and disability insurance tax under the Federal Insurance Act;

         (c) benefits commence on the first of the month coincident with or next following actual retirement date; and

         (d) if the Participant's benefit commencement date precedes the Participant's Social Security Retirement Age, the Social Security Benefit otherwise payable at Social Security Retirement Age shall be reduced by

                  (i)      5/9ths  of 1% for each of the  first 36  months  that
                           benefit   commencement   precedes   Social   Security
                           Retirement Age plus

                  (ii) 5/12ths of 1% for each month in excess of 36 months that benefit commencement precedes Social Security Retirement Age.

2.21 "Social Security Retirement Age" means the earliest age at which unreduced benefits are payable from the Social Security Administration.

2.22     "Supplemental  Plan"  means  the  UST  Corp.   Supplemental  Retirement
         Benefits Plan.

2.23 "Supplemental Plan Benefit" means the benefit payable under the UST Corp. Supplemental Retirement Benefits Plan, assuming

         (a) payments commence on the first of the month coincident with or next following actual retirement under this Plan and

         (b)      payments are in the form of a single life annuity.

                                   ARTICLE III
                     NORMAL AND DEFERRED RETIREMENT BENEFITS

3.01 BENEFIT UPON NORMAL RETIREMENT

         Upon reaching Normal Retirement Date, a Participant may retire from the employ of the Employer and shall be entitled to receive a lifetime monthly "Normal Retirement Benefit" (also referred to as the Accrued Benefit) commencing on his Normal Retirement Date. The Participant's monthly Normal Retirement Benefit shall be equal to one-twelfth of the "Target Benefit" reduced by the sum of:

         (a) his Qualified Plan Benefit; plus
         (b) his Supplemental Plan Benefit; plus
         (c) his Social Security Benefit.

         Changes to a Participant's Qualified Plan Benefit, Supplemental Plan Benefit, or Social Security Benefit which occur after the date of the Participant's termination of employment shall not be reflected in the determination of benefits payable from this Plan.

         The "Target Benefit" is equal to 50% of his Final Average Compensation multiplied by the ratio (not to exceed 1.0) of the Participant's Credited Service divided by 20.

3.02 BENEFIT UPON DEFERRED RETIRIEMENT

         Upon retiring on a Deferred Retirement Date, a Participant shall be entitled to receive a benefit commencing on the first day of the month coincident with or next following the Participant's Deferred Retirement Date and continuing monthly for the lifetime of the Participant. The amount of such benefit shall be equal to the amount otherwise payable under Section 3.01 based on the Participant's Final Average Compensation, Credited Service, Qualified Plan Benefit, Supplemental Plan Benefit, and Social Security Benefit determined as of the Participant's Deferred Retirement Date.

                                   ARTICLE IV
                            EARLY RETIREMENT BENEFITS

4.01 BENEFIT UPON EARLY RETIREMENT

         If a Participant terminates employment on or after his Early Retirement Date, but prior to his Normal Retirement Date, and any of conditions
         (a), (b) or (c) immediately below apply, he shall be entitled to a lifetime monthly "Early Retirement Benefit" as described in Section
         4.02 below:

         (a) his termination of employment was involuntary,

         (b) his retirement was requested by the Board, or

         (c) his retirement has the consent of the Board.

4.02 AMOUNT OF EARLY RETIREMENT BENEFIT

         The amount of the Participant's Early Retirement Benefit shall be equal to the Target Benefit, as determined in accordance with the provisions of Section 3.01; multiplied by the fraction shown below to reflect the early commencement of benefits; and reduced by the sum of the Qualified Plan Benefit, Supplemental Plan Benefit, and Social Security Benefit.

                        AGE AT RETIREMENT         FACTOR

                             62                   100%
                             61                    95%
                             60                    9o%
                             59                    85%
                             58                    80%
                             57                    75%
                             56                    70%
                             55                    65%

          (interpolated on a straight line basis for fractional ages)

4.03 COMMENCEMENT DATE

         The Participant's Early Retirement Benefit shall commence on the first day of the month coincident with or next following the Participant's Early Retirement Date.

                                    ARTICLE V
                                 DEATH BENEFITS

5.01 DEATH OF PARTICIPANT PRIOR TO COMMENCEMENT OF BENEFITS

         If a Participant who has been married for at least one year dies after completing 5 years of Credited Service, but prior to the date his benefits under this Plan commence, his Surviving Spouse shall be eligible to receive a monthly lifetime benefit commencing on the first day of the month following the later of the Participant's 55th birthday and the Participant's death. The benefit payable to his Surviving Spouse shall be equal to 50% of the benefit the Participant accrued based upon his Target Benefit, Qualified Plan Benefit, Supplemental Plan Benefit, and Social Security Benefit determined as of the date of his death. The Target Benefit shall be reduced for early commencement (based upon the Participant's age at commencement) in accordance with the factors set forth in Section 4.02.

5.02 DEATH OF  PARTICIPANT  AFTER  COMMENCEMENT  OF BENEFITS

         If a Participant dies after the commencement of his benefits under this Plan, no death benefit will be payable hereunder except as otherwise provided under the form of annuity payment in effect on the date of death.

                                   ARTICLE VI
                                   DISABILITY

6.01 DISABILITY DEFINED

         For purposes of this Plan, a Participant shall be deemed to be disabled
         if   he   is   eligible   for   and   receiving   benefits   under   an
         Employer-sponsored Long-Term Disability plan.

6.02 DISABILITY BENEFITS

         No benefits shall be payable hereunder solely on account of disability. However, if a Participant is deemed to be disabled under Seetion 6.01, he shall continue to accrue Credited Service until the earliest of the following events:

         (a) the Participant attains his Normal Retirement Date;

         (b) the Participant dies;

         (c) the Participant ceases to be disabled;

         (d) the Participant terminates employment for any other reason.

         The Participant's Compensation during the period of disability shall, for purposes of this Plan, be deemed to be equal to the Participant's Compensation for the most recent complete calendar year of employment.

                                   ARTICLE VII
                                 FORM OF PAYMENT

7.01 UNMARRIED PARTICIPANTS

         The form of payment under this Plan for an unmarried Participant or a Participant who has been married for less than one year on the date his employment terminates is a single life annuity: a benefit payable monthly for the lifetime of the Participant, the first payment to be due on the date specified in Section 3 or 4 hereof, and the last payment to be due on the first day of the calendar month in which death occurs.

7.02 MARRIED PARTICIPANTS

         The form of payment under this Plan for a Participant who has been married for at least one year on the date his employment terminates is a joint and contingent annuity, which is a benefit payable monthly for the lifetime of the Participant with a benefit equal to 50% of such benefit payable monthly to the surviving spouse for the lifetime of the spouse. The amount of the monthly benefit payable as a joint and contingent annuity is the Actuarial Equivalent of the monthly benefit payable as a single life annuity.

                                  ARTICLE VIII
                                     FUNDING

8.01 FUNDING

         There is no fund associated with this Plan. The Employer shall be required to make payments only as benefits become due and payable under the Plan. No person shall have any right, other than the right of an unsecured general creditor, against the Employer with respect to the benefits payable hereunder, or which may be payable hereunder, to any Participant, surviving spouse or beneficiary hereunder. If the Employer, acting in its sole discretion, establishes a reserve or other fund associated with this Plan, no person shall have any right to or interest in any specific amount or asset of such reserve or fund by reason of amounts which may be payable to such person under this Plan, nor shall such person have any right to receive any payment under this Plan except as and to the extent expressly provided in this Plan. The assets in any such reserve or fund shall be subject to the control of the Employer and need not be used to pay benefits hereunder.

                                   ARTICLE IX
                                 ADMINISTRATION

9.01 DUTIES OF THE COMMITTEE

         The Plan shall be administered by the Committee in accordance with its terms and purposes. The Committee shall determine the amount and manner of payment of the benefits due to or on behalf of each Participant from the Plan and shall cause them to be paid by the Employer accordingly.

 9.02  FINALITY OF  DECISIONS

         The Committee expressly is granted, without intending any limitation, the discretion to construe the terms of the Plan and to determine eligibility for benefits hereunder. The decisions made by and the actions taken by the Committee in the administration of the Plan shall be final and conclusive on all persons, and neither the Committee nor the Employer shall be subject to individual liability with respect to the Plan.

 9.03 EXPENSES OF ADMINISTRATION

         All expenses incurred in connection with the execution of this Plan and in carrying out the provisions hereof shall be paid by the Employer.

                                    ARTICLE X
                                  MISCELLANEOUS

10.01 NON-GUARANTEE OF EMPLOYMENT

         Nothing contained in the Plan shall be construed as a contract of employment between the Employer and any Participant, or as a right of any such Participant to be continued in the employment of the Employer, or as a limitation on the right of the Employer to deal with any Participant, as to his/her hiring, discharge, layoff, compensation, and all other conditions of employment in all respects as though the Plan did not exist.

10.02 RIGHTS UNDER PLAN

         Nothing in the Plan shall be construed to limit, broaden, restrict, or grant any right to a Participant, surviving spouse or any beneficiary thereof under the Pension Plan, nor to grant any additional rights to any such person under the Pension Plan, nor in any way to limit, modify, repeal or otherwise affect the Employer's right to amend or modify the Pension Plan.

10.03 AMENDMENTS/TERMINATION

         The Employer reserves the right to amend or terminate this Plan by written instrument signed by a duly authorized officer, provided that no such amendment or termination shall reduce any benefits earned under the terms of the Plan prior to the date of the termination or amendment.

10.04 ON-ASSIGNABILITY

         The benefits payable under the Plan shall not be subject to alienation, assignment, garnishment, execution or levy of any kind and any attempt to cause any benefits to be so subjected shall not be recognized, except to the extent required by law.

10.05  CLAIMS PROCEDURE

         Any Participant or Beneficiary of a deceased Participant may deliver to the Committee a written claim for a determination with respect to the amounts distributable to such claimant under the Plan. The procedures for handling such request shall follow the claims procedures of the Pension Plan.

10.06 ENTIRE AGREEMENT: SUCCESSORS

         The Plan, including any subsequently adopted amendments, shall constitute the entire agreement or contract between the Employer and any Participant regarding the Plan. There are no covenants, promises, agreements, conditions or understandings, either oral or written, between the Employer and any Participant relating to the subject matter hereof, other than those set forth in the Plan. The Plan and any amendment shall be binding on the parties hereto and their respective heirs, administrators, trustees, successors and assigns, and on all designated beneficiaries of the Participant.

 10.07 CHANGE OF CONTROL

         Upon a Change of Control, each Participant will become fully vested in a minimum benefit which is based on the Participant's Final Average Compensation, Qualified Plan Benefit, Supplemental Plan Benefit, and Social Security Benefit earned through the Change of Control date, and Credited Service determined assuming the Participant has three additional years of Credited Service. Furthermore, the minimum benefit payable on an Early Retirement Date shall assume the Participant is three years older. Benefits, reduced for commencement prior to Normal Retirement Date, if applicable, should commence at the later of the date the Participant terminates employment and the first day of the month coincident with or next following the Participant's 55th birthday.

         A Participant shall continue to earn benefits under this Plan for employment which occurs subsequent to a Change of Control. The benefit earned as of a date subsequent to a Change of Control shall be the greater of the Accrued Benefit as of such date and the minimum benefit as of the Change of Control date. The vesting which occurs in accordance with the preceding paragraph does not apply to benefits in excess of the minimum benefit.

10.08 SUCCESSOR EMPLOYER

         In the event of the dissolution, merger, consolidation or reorganization of the Employer, provision may be made by which a successor to all or a major portion of the Employer's property or business shall continue the Plan, and the successor shall have all the powers, duties and responsibilities of the Employer under the Plan.

10.09 FORFEITURE

         Except as provided in Section 10.07, the benefits otherwise payable by the Plan on behalf of the Participant or his beneficiary shall be forfeited if any one of the following events occur:

         (a) The Participant, during the twenty-four month period following the date the Participant's employment with the Employer terminates, becomes an officer, director, shareholder (of more than 10% of the stock of a corporation), or employer of a corporation, or the owner of a business, or a member of a partnership which conducts a business in competition with the business of the Employer.

         (b) The Participant is discharged from the Employer on the basis of fraud or dishonesty.

         (c) Employment with the Employer is terminated prior to attaining both age 55 and five years of Credited Service.

1O.10   GOVERNING LAW

         This Plan shall be construed and enforced in accordance with, and governed by, the laws of the Commonwealth of Massachusetts and of the United States.

IN WITNESS WHEREOF, UST Corp. has caused this instrument to be executed in its name and on its behalh on the 18th day of February ,1997.


                                             UST CORP.


                                             /s/ William Schwartz
                                             ------------------------------
                                             William Schwartz
                                      Title: Chairman of the Board

Attest:

/s/ Eric R.Fischer
----------------------
      (Seal)

                   UST CORP. EXECUTIVE POLICY COMMITTEE PLAN

                   ILLUSTRATIVE BENEFIT CALCULATION WORKSHEET

TARGET BENEFIT

  50% of Final Average Compensation                               ______________
  x Service Ratio = Credited Service/20 (not to exceed 1.0)     x ______________
  x Reduction for Early Commencement                            x ______________
  = Target Benefit                                              = ______________

- QUALIFIED PLAN BENEFIT payable at Benefit
  Commencement Date                                             - ______________

- SUPPLEMENTAL PLAN BENEFIT payable at Benefit
  Commencement Date                                             - ______________

- SOCIAL SECURITY BENEFIT payable at Benefit
  Commeneement Date                                             - ______________

= EXECUTIVE  POLICY  COMMITTEE PLAN BENEFIT
  payable as a single life annuity                              = ______________

x 50% Joint  and  Contingent  Annuity factor,
  if  married  at least one year                                x ______________

=  EXECUTIVE  POLICY COMMITTEE  PLAN BENEFIT
   payable as a 50% Joint and Contingent annuity                = ______________